Accounts Receivable, Net - Schedule of Accounts Receivable (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Domestic customers	$ 594,343	$ 503,566
Foreign customers	195,486	358,942
Total accounts receivable	789,829	862,508
Less allowance for doubtful accounts	(84,367)	(46,062)	(48,657)	(66,764)
Total accounts receivable, net	$ 705,462	$ 816,446